SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 21, 2017

FORRESTER RESEARCH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Acorn Park Drive

Cambridge, Massachusetts 02140

(Address of principal executive offices, including zip code)

(617) 613-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2017, the Board of Directors approved, subject to and effective on the approval by the stockholders of the Company at the 2017 annual meeting of stockholders, amendments (the “Amendments”) to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated By-Laws (the “By-Laws”) that would eliminate the classification of the Board, provide for the annual election of all directors beginning at the 2018 annual meeting of stockholders, and make certain conforming changes. If the Amendments are approved by the requisite vote of stockholders, Article X of the Certificate of Incorporation will be amended to read in its entirety as follows, with deletions shown by a strike-through and new text by an underline:

“~~Until the consummation of an initial public offering of the Common Stock under the Securities Act of 1933, as amended (the “IPO”), the corporation shall have one or more directors, the number of directors to be determined from time to time by vote of a majority of the directors then in office. Immediately following the consummation of the IPO, the following provisions shall apply:~~

1. Number of Directors. The number of directors of this corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, this corporation’s by-laws.

~~2. Classes of Directors. The board of directors shall be and is divided into three classes; Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class II, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III unless otherwise provided from time to time by resolution adopted by the board of directors.~~

2. ~~3.~~ Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the by-laws of this corporation.

3. ~~4.~~ Terms of Office. Except as otherwise provided in ~~Section 7 of this Article XI, each director shall~~this Certificate of Incorporation or this corporation’s by-laws, the term of office of each director who is in office immediately prior to the closing of the polls for the election of directors at the 2018 annual meeting of stockholders shall expire at such time. From and after the 2018 annual meeting of stockholders, each director shall be elected to serve for a term ending on the date of the ~~third~~next annual meeting of the stockholders ~~following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of the stockholders in 1999; each initial director in Class II shall serve for a term ending on the date of the annual meeting of the stockholders in 1998; and each initial director in Class III shall serve for a term ending on the date of the annual meeting of the stockholders in 1997; and provided further,~~ ; provided, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

~~5. Allocation of Directors among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the board of directors.~~

4. ~~6.~~ Removal. Directors of this corporation may be removed ~~only for~~with or without cause by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of this corporation issued and outstanding and entitled to vote generally in the election of directors cast at a meeting of the stockholders called for that purpose.

5. ~~7.~~ Vacancies. ~~Any~~Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of this corporation’s certificate of incorporation relating to the rights of the holders of any class or series of this corporation’s preferred stock to elect additional directors under specified circumstances, any vacancy in the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, shall be filled only by a vote of a majority of the directors then in office, ~~although~~even if less than a quorum, or by ~~a~~the sole remaining director. ~~A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.~~

6. ~~8.~~ Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meetings of stockholders shall be given in the manner provided by the by-laws of this corporation.

7. ~~9.~~ Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the by-laws of this corporation, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of this corporation issued and outstanding and entitled to vote generally in the election of director shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article X.”

In addition, if the Amendments are approved by the requisite vote of stockholders, Article 2 of the By-Laws will be amended to read in its entirety as follows, with deletions shown by a strike-through and new text by a double underline:

“2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall such number of directors be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3 ~~Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class II, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided from time to time by resolution adopted by the Board of Directors. 2.4 Terms of Office. Except as otherwise provided in the Certificate of Incorporation or these By-Laws, each director shall serve for a term ending on the date of the third annual meeting of the stockholders following the annual meeting of the stockholders at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1999; each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 1998; each initialdirector in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 1997; and at each succeeding annual meeting of stockholders beginning in 2000, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term; and provided further, that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.~~ Terms of Office. Except as otherwise provided in the Certificate of Incorporation or these By-Laws, the term of office of each director who is in office immediately prior to the closing of the polls for the election of directors at the 2018 annual meeting of stockholders shall expire at such time. From and after the 2018 annual meeting of stockholders, each director shall be elected to serve for a term ending on the date of the next annual meeting of the stockholders; provided, that the term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

~~2.5 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~2.6 Vacancies. Any~~2.4 Vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV of the Certificate of Incorporation relating to the rights of the holders of any class or series of the corporation’s preferred stock to elect additional directors under specified circumstances, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by a vote of a majority of the directors then in office, ~~although~~even if less than a quorum, or by the sole remaining director ~~in the event there is only a single director in office following the occurrence of such vacancy. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall be elected for the unexpired term of his predecessor in office, and a director elected to fill a vacancy resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, in either case subject to the election and qualification of his successor and to his earlier death, resignation or removal~~.

~~2.7~~2.5 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

~~2.8~~2.6 Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place, if any, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

~~2.9~~2.7 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, if any, within or without the State of Delaware, designated in a call by the Chairman of the Board, the President or one-third or more in number of the directors, or by one director in the event that there is only a single director in office.

~~2.10~~2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or telex, electronic transmission, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a special meeting of the Board of Directors need not specify the purposes of the meeting.

~~2.11~~2.9 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

~~2.12~~2.10 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number of directors so fixed pursuant to Section 2.2 constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, other than announcement at the meeting, until a quorum shall be present.

~~2.13~~2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a greater number is required by law, the Certificate of Incorporation or these By-Laws.

~~2.14~~2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

~~2.15~~2.13 Removal. A director of the corporation may be removed ~~only for~~with or without cause by the affirmative vote of the holders of two-thirds of the shares of the capital stock of the corporation issued and outstanding and entitled to vote generally in the election of directors at a meeting of the stockholders called for the purpose of removing such director.

~~2.16~~2.14 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

~~2.17~~2.15 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.”

If the Amendments are approved at the Company’s 2017 annual meeting of stockholders, the Company will file a Current Report on Form 8-K disclosing the amendment of the Certificate of Incorporation and By-Laws, and including as exhibits copies of such Amendments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.

By:	/s/ Michael A. Doyle
Name: Michael A. Doyle Title: Chief Financial Officer

Date: March 24, 2017